                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT Pursuant
                                                     to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                  Date of report (Date of earliest event reported): October 21, 2004

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                  0-13163                                                       71-0581897
         (Commission File Number)                             (IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas                                        72203-8180
         (Address of Principal Executive Offices)                                             (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

As reported in our fiscal second quarter press release issued October 20, 2004, cash flow from operating activities (or operating cash flow) was $61,742,000 for the three months ended September 30, 2004 and $49,909,000 for the three months ended September 30,
2003.

The impact of income taxes on the operating cash flows for both periods was not material.  As the Company has substantial net operating loss carryforwards to offset any taxes otherwise payable, the resulting taxes paid for either period is minimal.  As the attached schedule indicates, the Company paid income taxes of $397,000 and had income tax refunds, net of $2,532,000, for the three months ended September 30, 2004 and September 30, 2003, respectively.

For book purposes, taxes were provided for in the income statement in both periods and are reflected in net earnings on the statement of cash flows. As no material income taxes were paid as noted above, the provision for taxes included in net earnings in the income statement has been offset within the calculation of operating cash flow.  In the three months ended September 30, 2004, the offset was recorded in deferred taxes, and in the three months ended September 30, 2003, the offset was recorded in accrued income taxes which is included in the calculation of operating cash flow under the caption entitled "accounts payable and other liabilities."

As a result of the discussion above, the 24% or $11,833,000 increase in operating cash flow between the three months ended September
30, 2004 and the prior year period was not significantly affected by income taxes.  In fact, the prior year period included net tax refunds of $2,532,000, while the three months ended September 30, 2004 included net tax payments of $397,000.

The attached schedule reconciles the balance sheet with the statement of cash flows for both periods.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are furnished herewith:

  Exhibit
  Number                                                 Description
------------ -------------------------------------------------------------------------------------------------------

   99.1      Schedule (Reconciliation of Balance Sheet with Statement of Cash Flows for the Periods ending
             September 30, 2004 and September 30, 2003)

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 21, 2004

                                                     ACXIOM CORPORATION

                                                     By:   /s/ Catherine L. Hughes
                                                        ------------------------------------------
                                                     Name:    Catherine L. Hughes
                                                     Title:   Secretary

                                                             EXHIBIT INDEX

  Exhibit
  Number                                                 Description
--------------------------------------------------------------------------------------------------------------------

   99.1     Schedule (Reconciliation of Balance Sheet with Statement of Cash Flows for the Periods ending
            September 30, 2004 and September 30, 2003)